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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20459

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12
COMPUCREDIT CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 22, 2004

Dear Shareholder:

        On behalf of the Board of Directors, I cordially invite you to attend the 2004 Annual Meeting of Shareholders of CompuCredit Corporation, which will be held at the Crowne Plaza Ravinia Hotel, 4355 Ashford Dunwoody Road, Atlanta, Georgia, on Wednesday, May 5, 2004, commencing at 10:00 a.m., local time. The matters to be acted upon at the meeting are described in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

        Your vote on the business to be considered at the meeting is important, regardless of the number of shares you own. Whether or not you plan to attend the meeting, please complete, sign and date the accompanying proxy card and promptly return it in the enclosed prepaid envelope prior to the meeting so that your shares may be represented at the meeting. Returning the proxy card does not deprive you of your right to attend the meeting and to vote your shares in person.

Sincerely yours,

David G. Hanna Chief Executive Officer

COMPUCREDIT CORPORATION
245 Perimeter Center Parkway, Suite 600
Atlanta, Georgia 30346

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON WEDNESDAY, MAY 5, 2004

        Notice is hereby given that the Annual Meeting of Shareholders of CompuCredit Corporation, a Georgia corporation, will be held on Wednesday, May 5, 2004, at 10:00 a.m., local time, at the Crowne Plaza Ravinia Hotel, 4355 Ashford Dunwoody Road, Atlanta, Georgia for the following purposes:

  1.
  To elect nine directors for terms expiring at the 2005 Annual Meeting of Shareholders (eight directors to be elected by the holders of the Common Stock, Series A Preferred Stock and Series B Preferred Stock, voting as a single class, and one director to be elected solely by the holders of the Series A Preferred Stock);

  2.
  To consider and act upon a proposal to approve CompuCredit's 2003 Stock Option Plan;

  3.
  To consider and act upon a proposal to approve CompuCredit's 2004 Restricted Stock Plan; and

  4.
  To transact such other business as may properly come before the meeting or any adjournment thereof.

        The Board of Directors has fixed the close of business on March 16, 2004, as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments. A list of such shareholders will be maintained at CompuCredit's headquarters during the ten-day period prior to the date of the Annual Meeting and will be available for inspection by shareholders for any purpose germane to the meeting during ordinary business hours. Please mark, sign and date the enclosed proxy card and mail it promptly in the accompanying envelope.

By Order of the Board of Directors,

Rohit H. Kirpalani Secretary

Atlanta, Georgia
March 22, 2004

IMPORTANT

        Whether or not you expect to attend the Annual Meeting, please complete, sign and date the enclosed proxy card and return it in the envelope provided. In the event you attend the Annual Meeting, you may revoke your proxy and vote your shares in person.

COMPUCREDIT CORPORATION
245 Perimeter Center Parkway, Suite 600
Atlanta, Georgia 30346
(770) 206-6200

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON WEDNESDAY, MAY 5, 2004

GENERAL INFORMATION

        The Board of Directors of CompuCredit Corporation, a Georgia corporation, is furnishing this Proxy Statement to the holders of its Common Stock, Series A Preferred Stock and Series B Preferred Stock, in connection with its solicitation of proxies for use at the Annual Meeting of Shareholders to be held at the Crowne Plaza Ravinia Hotel, 4355 Ashford Dunwoody Road, Atlanta, Georgia, at 10:00 a.m., local time, on Wednesday, May 5, 2004, and at any and all adjournments thereof.

        A proxy delivered pursuant to this solicitation is revocable at the option of the person giving it at any time before it is exercised. A proxy may be revoked, prior to its exercise, by executing and delivering a later dated proxy, by delivering written notice of the revocation of the proxy to the Secretary of CompuCredit prior to the Annual Meeting, or by attending and voting at the Annual Meeting. Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy. Unless previously revoked, the shares represented by the enclosed proxy will be voted in accordance with the shareholder's directions if the proxy card is duly executed and returned prior to the Annual Meeting. If no directions are specified, the shares will be voted "FOR" the election of the director nominees recommended by the Board of Directors, "FOR" the approval of CompuCredit's 2003 Stock Option Plan, "FOR" the approval of CompuCredit's 2004 Restricted Stock Plan and in accordance with the discretion of the named proxies on other matters brought before the Annual Meeting.

        CompuCredit will bear the expense of preparing, printing and mailing this Proxy Statement and soliciting the proxies it is seeking. In addition to the use of the mails, proxies may be solicited by officers, directors and employees of CompuCredit, in person or by telephone, telegraph, e-mail or facsimile transmission. CompuCredit also will request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of the underlying shares as of the record date and will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly completing, signing and returning the enclosed proxy card will help to avoid additional expense.

        This Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or about March 22, 2004. A copy of the 2003 Annual Report to Shareholders and copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission, are being mailed with this Proxy Statement.

Voting Rights

        CompuCredit has three classes of voting securities outstanding: Common Stock, Series A Preferred Stock and Series B Preferred Stock. The close of business on March 16, 2004, has been fixed as the record date (the "Record Date") for the determination of our shareholders entitled to notice of, and to vote at, the 2004 Annual Meeting. Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, the Company had outstanding 47,078,975 shares of Common Stock, 25,000 shares of Series A Preferred Stock and 10,000 shares of Series B Preferred Stock (together, the Series A Preferred Stock and Series B Preferred stock were convertible into approximately 4.8 million shares of Common Stock as of the Record Date).

  Common Stock

        Each outstanding share of Common Stock entitles the holder to one vote on all matters submitted to the shareholders other than the election of the director to be elected by the holders of the Series A Preferred Stock (the "Series A Director") and votes relating to Material Corporate Transactions (as defined below) unless they otherwise are entitled to vote on such matters. The holders of Common Stock, except as discussed below, vote as a single class with the holders of the Series A Preferred Stock and the Series B Preferred Stock.

  Series A Preferred Stock

        In general, each outstanding share of Series A Preferred Stock entitles the holder to that number of votes equal to the number of shares of Common Stock into which such share of Series A Preferred Stock could be converted as of the Record Date, subject (solely for purposes of determining the number of votes) to a floor on the conversion price of $9.01 per share. As of the Record Date, the conversion price was $9.14, entitling each share to approximately 134.25 votes.

        The holders of the Series A Preferred Stock are entitled to elect one Series A Director to serve on the Board of Directors as long as either (i) J.P. Morgan Corsair II Capital Partners, L.P. and J.P. Morgan Capital, L.P. (the "Corsair Partners") hold 20% of the shares of Series A Preferred Stock originally issued to them in December 2001 or (ii) the Corsair Partners beneficially own 5% or more of the total outstanding Common Stock. As of the Record Date, both conditions were met. The Series A Director is elected by the affirmative vote of a plurality of the total number of shares of Series A Preferred Stock. At the Annual Meeting, the holders of Series A Preferred Stock are expected to vote their respective shares of Series A Preferred Stock to re-elect Nicholas B. Paumgarten as the Series A Director.

  Series B Preferred Stock

        In general, each outstanding share of Series B Preferred Stock entitles the holder to that number of votes equal to the number of shares of Common Stock into which such share of Series B Preferred Stock could be converted as of the Record Date, subject (solely for purposes of determining the number of votes) to a floor on the conversion price of $9.01 per share. As of the Record Date the conversion price was $9.14, entitling each share to approximately 133.27 votes.

  Material Corporate Transactions

        The affirmative vote of a majority of the holders of the outstanding shares of Series A Preferred Stock and Series B Preferred Stock, each voting as a separate class, is required before CompuCredit can engage in certain transactions ("Material Corporate Transactions"). Material Corporate Transactions generally include (i) any amendment to the Company's charter or bylaws that would materially and adversely affect the relative rights of the holders of Series A Preferred Stock and Series B Preferred Stock (other than in connection with a change of control as contemplated by the terms of the Series A Preferred Stock and Series B Preferred Stock); (ii) the issuance of any additional preferred or capital stock that is senior to or on parity with the Series A Preferred Stock and Series B Preferred Stock, provided that we may issue up to $10,000,000 worth of securities that are on parity with the Series A Preferred Stock and Series B Preferred Stock without the approval of the holders of Series A Preferred Stock and Series B Preferred Stock; (iii) engaging in a merger, sale of assets or other similar corporate transaction that has a material adverse effect on the holders of Series A Preferred Stock and Series B Preferred Stock (other than in connection with a change of control as contemplated by the terms of the Series A Preferred Stock and Series B Preferred Stock); or (iv) the redemption for cash of any securities that are on parity with or junior to the Series A Preferred Stock and Series B Preferred Stock. The vote of the holders of Series A Preferred Stock and Series B Preferred Stock in connection with a Material Corporate Transaction described above is subject to various conditions and exceptions described more fully in the rights, preferences and terms of the Series A Preferred Stock and Series B Preferred Stock contained in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on December 28, 2001.

Quorum and Voting Requirements

        For each proposal to be considered at the Annual Meeting, the holders of a majority of the number of votes entitled to vote on such matter at the meeting, present in person or by proxy, will constitute a quorum. Abstentions will be treated as present for purposes of determining a quorum. "Broker non-votes" will not be entitled to vote at the meeting and, therefore, will not be counted as present for quorum purposes. "Broker non-votes" are votes that brokers holding shares of record for their customers (i.e., in "street name") are not permitted to cast under applicable stock market regulations because the brokers have not received instructions (or have received incomplete instructions) from their customers as to certain proposals, and, therefore, the brokers have advised us that they lack voting authority.

        With regard to Proposal One (Election of Directors) votes may be cast for the nominees or may be withheld. The election of directors requires a plurality of the votes cast on Proposal One. Votes that are withheld, abstentions and broker non-votes are not considered "votes cast" and therefore will have no effect on the outcome of Proposal One.

        With regard to Proposal Two (Approval of CompuCredit's 2003 Stock Option Plan), votes may be cast for or against the proposal, or shareholders may abstain from voting on the proposal. The approval of Proposal Two requires the affirmative vote of a majority of the votes cast on the matter. Votes that are withheld, abstentions and broker non-votes are not considered "votes cast" and therefore will have no effect on the outcome of Proposal Two.

        With regard to Proposal Three (Approval of CompuCredit's 2004 Restricted Stock Plan), votes may be cast for or against the proposal, or shareholders may abstain from voting on the proposal. The approval of Proposal Three requires the affirmative vote of a majority of the votes cast on the matter. Votes that are withheld, abstentions and broker non-votes are not considered "votes cast" and therefore will have no effect on the outcome of Proposal Three.

PROPOSAL ONE:
ELECTION OF DIRECTORS

        Action will be taken at the Annual Meeting for the election of eight directors, to be elected by the holders of the Common Stock, Series A Preferred Stock and Series B Preferred Stock, voting as a single class. In addition to voting on the eight directors to be elected at the Annual Meeting, the holders of the Series A Preferred Stock are entitled to separately elect one Series A Director to serve on the Board of Directors. Each director elected at the Annual Meeting, including the Series A Director, will serve until the 2005 Annual Meeting and until his or her successor is elected and qualified. Proxies can be voted for only eight nominees.

        The Board of Directors has no reason to believe that any of the nominees for director will not be available to stand for election as director. However, if some unexpected occurrence should require the substitution by the Board of Directors of some other person or persons for any one or more of the nominees, the proxies may be voted in accordance with the discretion of the named proxies "FOR" such substitute nominees.

        The name, age, principal occupation for the last five years, selected biographical information and period of service as a director of CompuCredit of the nominees for election as directors are set forth below.

Series A Director

        At the Annual Meeting, the holders of Series A Preferred Stock are expected to re-elect Nicholas B. Paumgarten to serve as the Series A Director.

        Nicholas B. Paumgarten, Age 58. Mr. Paumgarten was appointed to the Board of Directors by the holders of the Series A Preferred Stock on December 19, 2001, upon the issuance of the Series A Preferred Stock. Mr. Paumgarten is a Managing Director of J.P. Morgan Chase & Co. Since he joined J.P. Morgan in 1992, he has headed the Financial Institutions Group and the Mergers and Acquisitions Group for the Americas. Mr. Paumgarten is also chairman of J.P. Morgan Corsair II Capital Partners L.P., a $1 billion investment partnership, and has been the chairman of previous Corsair investment partnerships. Mr. Paumgarten is also a director of Catlin Group Limited, Post Properties, Inc., and The E.W. Scripps Company.

Nominees for Director

        David G. Hanna, Age 39, Chairman of the Board. Mr. Hanna has been the Chief Executive Officer of CompuCredit since its formation in 1996 and has been the Chairman of the Board since the Company's initial public offering in April 1999. Mr. Hanna has been in the credit industry for over thirteen years. Since 1992, Mr. Hanna has served as President and a director of HBR Capital, Ltd., an investment management company. Mr. Hanna is the brother of Frank J. Hanna, III, who is a director.

        Richard W. Gilbert, Age 50. Mr. Gilbert has been the Chief Operating Officer of CompuCredit since its formation in 1996, became a director upon consummation of the Company's initial public offering in April 1999, and was named Vice Chairman of CompuCredit in October, 2000. Mr. Gilbert has over 25 years' experience in the consumer credit industry.

        Richard R. House, Jr., Age 40. Mr. House was named President of CompuCredit in October 2000 and became a director in May 2002. Mr. House served as Chief Credit Officer from the time he joined CompuCredit in April 1997 until being named President. Mr. House has over 17 years' experience in the consumer credit industry.

        Gregory J. Corona, Age 49. Mr. Corona became a director in August 2002. Since 2001, Mr. Corona has been a Principal and the Chief Financial Officer of Paladin General Holdings, LLC, the general partner of Paladin Capital Partners Fund, L.P., and Paladin Homeland Security Holdings, LLC, the general partner of Paladin Homeland Security Fund, L.P. From 2000 to 2001, he served as Senior Vice President and Chief Financial Officer of enfoTrust Networks, an information technology company. From 1994 to 2000, Mr. Corona was the President, Chief Executive Officer and Chief Operating Officer of International Voyager Media and its successor entities ABARTA Media and On Board Media Specialty Publishing, publishers of travel publications and related media. Mr. Corona is a director of ebank Financial Services, a publicly held bank holding company.

        Frank J. Hanna, III, Age 42. Mr. Hanna became a director upon consummation of the Company's initial public offering in April 1999. Since 1992, Mr. Hanna has served as Chief Executive Officer of HBR Capital, an investment management company. Mr. Hanna is the brother of David G. Hanna, the Chief Executive Officer and Chairman of the Board of CompuCredit.

        Deal W. Hudson, Age 54. Dr. Hudson became a director in August 2002. Since 1995, Dr. Hudson has been publisher and editor of the Morley Publishing Group, Inc. in Washington, D.C.

        Mack F. Mattingly, Age 73. Senator Mattingly became a director upon consummation of the Company's initial public offering in April 1999. Senator Mattingly was elected to the United States Senate from the State of Georgia in 1981, where he served until 1987. Since 1993, Senator Mattingly has been a self-employed entrepreneur, speaker and author.

        Thomas G. Rosencrants, Age 54. Mr. Rosencrants became a director in June 1999. Since 1997, Mr. Rosencrants has been the Chairman and Chief Executive Officer of Greystone Capital Group,

LLC, the general partner of Greystone Capital Partners I, L.P. Mr. Rosencrants is a Chartered Financial Analyst.

The Board of Directors recommends a vote "FOR"
the nominees listed in Proposal One for election to the Board of Directors.

PROPOSAL TWO:
APPROVAL OF THE COMPUCREDIT 2003 STOCK OPTION PLAN

        On December 24, 2003, the Board of Directors adopted the CompuCredit 2003 Stock Option Plan ("Stock Option Plan"), subject to approval by the shareholders. The following is a summary of the major provisions of the Stock Option Plan, including a general discussion of the federal income tax aspects of the Stock Option Plan to the Company and the recipients of the options. For a complete description, please read the Stock Option Plan in its entirety, a copy of which is attached to this Proxy Statement as Appendix A.

        Purpose.    The purpose of the Stock Option Plan is to maximize the long-term success of CompuCredit, to enhance participants' identification with shareholders' interests and to attract and retain highly qualified and competent directors, employees, consultants and advisors. The Stock Option Plan provides for the grant of options to purchase shares of the Company's Common Stock to our directors, employees, consultants and advisors who have made or are capable of making a substantial contribution to the success of the Company.

        Administration.    The Stock Option Plan will be administered by the Compensation Committee. The Compensation Committee shall be comprised of not less than two independent and outside members of the Board of Directors who are not employees of the Company. The Compensation Committee shall have the authority to grant the options and to determine those persons who are eligible to receive the options. The Compensation Committee also has the authority to make all other determinations necessary or advisable to administer the Stock Option Plan in a proper and effective manner. The decisions and determinations of the Compensation Committee in the administration of the Stock Option Plan and on any other matters concerning the Stock Option Plan are conclusive and final.

        Option Type.    The Stock Option Plan allows for the grant of nonqualified stock options, which are options that do not qualify as incentive stock options under the Internal Revenue Code of 1986, to the Company's directors, employees, consultants and advisors.

        Shares Subject to the Stock Option Plan.    The Compensation Committee may grant options to purchase a maximum of 1,200,000 shares of Common Stock under the Stock Option Plan. The number of shares of Common Stock set aside for issuance under the Stock Option Plan is subject to adjustments made in the case of (a) any payment of a stock dividend in respect of the Common Stock, (b) any recapitalization, reclassification, split-up or consolidation of or other change in the Common Stock, or (c) any exchange of the outstanding shares of Common Stock in connection with a merger, consolidation or other reorganization of or involving the Company or a sale by us of all or a portion of our assets, for a different number or class of shares of stock or other securities of the Company or for shares of stock or other securities of any other corporation. The adjusted number of shares and the adjusted purchase price per share to be paid upon exercise of the option shall be determined by the Compensation Committee. Except as set forth above, our issuance of shares of stock of any class of securities convertible into shares of stock of any class shall not affect any option granted pursuant to the Stock Option Plan. In addition, the Compensation Committee may grant new options with respect to any shares of Common Stock for which an option has expired or otherwise terminated before it was exercised. The closing price of our Common Stock on the NASDAQ National Market on March 16, 2004 was $20.28.

        Eligibility.    All members of the Board of Directors and our employees, consultants and advisors that are selected from time to time by the Compensation Committee are eligible to receive awards pursuant to the Stock Option Plan. There are nine (9) members of the Board of Directors and approximately 1,750 employees, consultants and advisors of the Company who would potentially be eligible to receive awards under the Stock Option Plan, subject to being selected by the Compensation Committee, as described above. The maximum number of shares of Common Stock with respect to which options may be granted to any one individual is 500,000 shares during any calendar year.

        Term of Stock Option Plan.    Subject to the approval of the shareholders, the Stock Option Plan became effective on December 24, 2003, the date of its adoption by the Board of Directors, and shall terminate on the tenth anniversary of that date, subject to earlier termination by the Board of Directors. The Board of Directors may amend, suspend or terminate the Stock Option Plan at any time.

        Exercise Price.    The exercise price of each option granted under the Stock Option Plan shall be the fair market value of the Common Stock as of the date of grant, which shall be determined by the Compensation Committee pursuant to the methods and procedures as stated in the Stock Option Plan.

        Time and Manner of Exercise.    No option will be granted under the Stock Option Plan on or after December 24, 2013, the tenth anniversary of the date on which the Stock Option Plan was adopted by the Board of Directors. In addition, no option will be exercisable more than ten years after it was granted. The Compensation Committee may provide in the option agreement for vesting periods which require the passage of time and/or the occurrence of events in order for the option to become exercisable. The Stock Option Plan provides that options may be exercised through payment of cash or other methods as determined by the Compensation Committee.

        Nontransferability.    Options are not transferable other than by will or the laws of descent and distribution, except that any vested portion of an option granted pursuant to the Stock Option Plan may be transferred during the lifetime of the participant if the transfer is to the optionee's immediate family and is approved in advance in writing by the Compensation Committee or the Board of Directors, in their sole discretion. Unvested portions of a stock option may not be transferred to another person except by will or the laws of descent and distribution.

        Federal Income Tax Consequences.    The following is a general discussion of the federal income tax consequences related to the issuance and exercise of the nonqualified options and the sale of the shares of Common Stock acquired on exercise of the options. The discussion is not a complete analysis of all federal income tax consequences and does not cover all specific transactions which may occur. Under existing Department of Treasury Regulations, option holders do not recognize any taxable income upon receipt of a nonqualified option. Upon the exercise of the option, the difference between the exercise price and the fair market value of the Common Stock as of the date of exercise is taxable to the option holder as ordinary income. This difference between the exercise price and the fair market value of the Common Stock when purchased (the "spread") is treated as compensation to the holder for federal income tax purposes and is subject to income tax withholding. CompuCredit receives a business deduction for federal tax purposes on the amount of the spread in the year in which the option is exercised.

        When Common Stock purchased upon exercise of a nonqualified stock option is sold, gain or loss on the Common Stock is taxed as short or long term gain, based on the length of time the shares were held. The option holder's tax basis in Common Stock purchased solely for cash on exercise of the option will be equal to the fair market value of the Common Stock on the date of exercise. If the option holder exercises his or her option by surrendering Common Stock which the option holder already owns, the tax basis in the surrendered shares will be carried over to the Common Stock received on exercise of the option, plus the amount of the spread.

        If a shareholder does not specify a choice on the Proxy and the power to vote the shareholder's shares is not withheld, the shares represented by that Proxy will be voted "FOR" approval of the CompuCredit 2003 Stock Option Plan.

The Board of Directors recommends a vote "FOR"
approval of the CompuCredit 2003 Stock Option Plan.

PROPOSAL THREE:
APPROVAL OF THE COMPUCREDIT 2004 RESTRICTED STOCK PLAN

        On February 18, 2004, the Board of Directors adopted the CompuCredit 2004 Restricted Stock Plan ("Restricted Stock Plan"), subject to approval by the shareholders. The following is a summary of the major provisions of the Restricted Stock Plan. For a complete description, please read the Restricted Stock Plan in its entirety, a copy of which is attached to this Proxy Statement as Appendix B.

        Purpose.    The purpose of the Restricted Stock Plan is to maximize the long-term success of CompuCredit, to enhance participants' identification with shareholders' interests and to attract and retain highly qualified and competent directors, employees, consultants and advisors. The Restricted Stock Plan provides for grants of Common Stock, subject to the restrictions described below, to the Company's directors, employees, consultants and advisors who have made or are capable of making a substantial contribution to the success of the Company.

        Administration.    The Restricted Stock Plan will be administered by the Compensation Committee. The Compensation Committee shall be comprised of not less than two independent and outside members of the Board of Directors who are not employees of the Company. The Compensation Committee shall have the authority to make grants of restricted stock, impose restrictions on the restricted stock grants and determine those persons who are eligible to receive grants of restricted stock. The Compensation Committee also has the authority to make all other determinations necessary or advisable to administer the Restricted Stock Plan in a proper and effective manner. The decisions and determinations of the Compensation Committee in the administration of the Restricted Stock Plan and on any other matters concerning the Restricted Stock Plan are conclusive and final.

        Type of Stock.    The Restricted Stock Plan allows for grants of shares of Common Stock, subject to restrictions placed on the stock. The term "restricted stock" refers to the fact that these shares are subject to various restrictions, such as vesting, imposed by the Compensation Committee in accordance with the Restricted Stock Plan.

        Restrictions.    As described below, grants of restricted stock are made pursuant a restricted stock agreement, which, among other things, sets forth the restrictions imposed on the stock by the Compensation Committee. In accordance with the terms of the Restricted Stock Plan, the restrictions will typically involve conditions for vesting (such as the passage of time) and forfeiture events (such as the failure to meet performance goals). The time periods and triggering events are left to the discretion of the Compensation Committee. After the applicable restrictions have lapsed or been satisfied, shares of restricted stock are transferable to the same extent as any other shares of Common Stock.

        Voting Rights.    Grantees of restricted stock have all rights of ownership with respect to those shares, including the right to vote the shares and receive any dividends. However, these ownership rights are subject to the restrictions placed on the shares by the Compensation Committee.

        Shares Subject to the Restricted Stock Plan.    The Compensation Committee may grant up to 1,200,000 shares of Common Stock as restricted stock pursuant to the Restricted Stock Plan. The number of shares of Common Stock set aside for issuance under the Restricted Stock Plan is subject to adjustments made in the case of (a) any payment of a stock dividend in respect of the restricted stock or the Common Stock, (b) any recapitalization, reclassification, split-up or consolidation of or other change in the restricted stock or the Common Stock, or (c) any exchange of the outstanding shares of restricted stock or Common Stock in connection with a merger, consolidation or other reorganization of or involving the Company or a sale by us of all or a portion of our assets, for a different number or class of shares of stock or other securities of the Company or for shares of stock or other securities of any other corporation. The adjusted number of shares and the adjusted purchase price per share, if any, to be paid as consideration for the shares of restricted stock will be determined by the Compensation Committee. Except as set forth above, our issuance of shares of stock of any class of securities convertible into shares of stock of any class shall not affect any restricted stock granted pursuant to the Restricted Stock Plan. The closing price of our Common Stock on the NASDAQ National Market on March 16, 2004 was $20.28.

        Eligibility.    All members of the Company's Board of Directors and all of our employees, consultants and advisors that are selected from time to time by the Compensation Committee are eligible to receive awards pursuant to the Restricted Stock Plan. There are nine (9) members of the Board of Directors and approximately 1,750 employees, consultants and advisors of the Company who would potentially be eligible to receive awards under the Restricted Stock Plan, subject to being selected by the Compensation Committee, as described above. The maximum number of shares of restricted stock which may be granted to any one individual is 500,000 shares during any calendar year. In determining which individuals shall receive grants of restricted stock and the number of shares to be granted to a recipient, the Compensation Committee will take into consideration the nature of the services rendered by the recipient, the recipient's potential contribution to the long term success of the Company and any other factors the Compensation Committee deems relevant.

        Term of Restricted Stock Plan.    Subject to the approval of the shareholders, the Restricted Stock Plan became effective on February 18, 2004, the date of its adoption by the Board of Directors, and the Restricted Stock Plan, but not any outstanding grants, shall terminate on the tenth anniversary of that date, subject to earlier termination by the Board of Directors. The Board of Directors may amend, suspend or terminate the Restricted Stock Plan at any time.

        Purchase Price.    Restricted stock may be granted pursuant to the Restricted Stock Plan with no purchase price or may be sold with a purchase price of less than the fair market value of the Common Stock as valued at the time of the grant. The purchase price, if any, for restricted stock granted under the Restricted Stock Plan shall be determined by the Compensation Committee.

        Time and Manner of Grants.    No restricted stock shall be granted under the Restricted Stock Plan on or after February 18, 2014, the tenth anniversary of the date on which the Restricted Stock Plan was adopted by the Board of Directors. Grants of restricted stock shall be made by the execution of a restricted stock agreement setting forth the number of shares of restricted stock to be granted, the restrictions to be placed on the shares and any other terms and conditions that the Compensation Committee may set forth.

        Nontransferability.    Shares of restricted stock are not transferable prior to vesting other than by will or the laws of descent and distribution, except that restricted stock granted pursuant to the Restricted Stock Plan may be transferred during the lifetime of the participant if the transfer is to the recipient's immediate family and is approved in advance in writing by the Compensation Committee or the Board of Directors, in their sole discretion. After the applicable restrictions have lapsed or been satisfied, shares of restricted stock are transferable to the same extent as any other shares of Common Stock.

        If a shareholder does not specify a choice on the Proxy and the power to vote the shareholder's shares is not withheld, the shares represented by that Proxy will be voted "FOR" approval of the CompuCredit 2004 Restricted Stock Plan.

The Board of Directors recommends a vote "FOR"
approval of the CompuCredit 2004 Restricted Stock Plan.

NEW PLAN BENEFITS

        The table below reflects awards granted by the Compensation Committee under the 2003 Stock Option Plan. We are seeking shareholder approval of this plan, and therefore, each grant was made subject to the plan's approval by the shareholders. We are also seeking shareholder approval of the 2004 Restricted Stock Plan, however, there have been no grants under this plan. Any future awards under either plan will be made at the discretion of the Compensation Committee, as described in Proposals Two and Three. Consequently, we cannot determine, with respect to any particular person or group, the number or value of the awards that will be granted in the future pursuant to either the 2003 Stock Option Plan or the 2004 Restricted Stock Plan.

Grants Under the 2003 Stock Option Plan

CompuCredit 2003 Stock Option Plan
Name and Position	Dollar Value of Options	Number of Options
David G. Hanna Chief Executive Officer	—	—
Richard W. Gilbert Chief Operating Officer	—	—
Richard R. House, Jr. President	—	—
J.Paul Whitehead, III Chief Financial Officer	—	—
Executive Group	—	—
Non-Executive Director Group	0	50,000
Non-Executive Officer Employee Group	—	—

ADDITIONAL INFORMATION

Executive Officers of CompuCredit

        Our executive officers are elected annually and serve at the pleasure of the Board of Directors. The following sets forth certain information with respect to the Company's executive officers. Additional biographical information regarding our Executive Officers who are also directors can be found under the heading of this proxy statement entitled "Proposal One: Election of Directors."

David G. Hanna	39	Chief Executive Officer and Chairman of the Board
Richard W. Gilbert	50	Chief Operating Officer, Vice Chairman and Director
Richard R. House, Jr.	40	President and Director
J.Paul Whitehead, III	42	Chief Financial Officer

        David G. Hanna, Chief Executive Officer and Chairman of the Board. Mr. Hanna has been the Chief Executive Officer of CompuCredit since its formation in 1996 and has been the Chairman of the Board since its initial public offering in April 1999. Mr. Hanna was President of CompuCredit from its formation in 1996 until October 2000.

        Richard W. Gilbert, Chief Operating Officer, Vice Chairman and Director. Mr. Gilbert has been the Chief Operating Officer of CompuCredit since its formation in 1996, became a director upon consummation of its initial public offering in April 1999, and was named Vice Chairman of CompuCredit in October 2000.

        Richard R. House, Jr., President and Director. Mr. House was named President of CompuCredit in October 2000, served as Chief Credit Officer from the time he joined CompuCredit in April 1997 until January 2002, and became a director in May 2001.

        J.Paul Whitehead, III, Chief Financial Officer. Mr. Whitehead was named Chief Financial Officer in October 2002. Mr. Whitehead has approximately 20 years of experience in financial, accounting, auditing, and tax related matters. From November 2001 through September 2002 and, prior to that, from August 1995 through August 1999, Mr. Whitehead was a partner with Ernst & Young LLP. From September 1999 through October 2001, he served as Chief Financial Officer and Chief Operating Officer of ZapMedia, Inc.

CORPORATE GOVERNANCE

        We have established corporate governance practices designed to serve the best interests of the Company and our shareholders. The Company is in compliance with the current corporate governance requirements imposed by the Sarbanes-Oxley Act of 2002, the rules and regulations of the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers' ("NASD") Listing Standards. The Company's current Code of Business Conduct and Ethics and charters for certain committees of the Board of Directors are available on our corporate web site at www.compucredit.com under the heading "Investor Relations."

        Set forth below is information regarding the meetings of the Board of Directors during fiscal year 2003, a description of the Board's standing committees and additional highlights of our corporate governance policies and procedures.

Committees and Meetings of the Board of Directors

        Board Composition.    The Board of Directors presently consists of nine members, eight of whom are elected by holders of the Common Stock, Series A Preferred Stock and Series B Preferred Stock, voting as a single class, and one who is elected only by the holders of the Series A Preferred Stock. The Board has determined that the following directors, who constitute a majority of the Board (five), are independent in accordance with the NASD rules governing director independence: Gregory J. Corona, Deal W. Hudson, Mack F. Mattingly, Thomas G. Rosencrants, and Nicholas B. Paumgarten.

        Meetings of the Board of Directors.    During fiscal year 2003, the Board of Directors met five times. No director attended fewer than seventy five percent (75%) of the total number of meetings of the full Board and each of the committees on which such director served during that period.

        Board Committees.    Our Board of Directors currently has three standing committees: the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee. The principal functions and the names of the directors currently serving as members of each of those committees are set forth below. In accordance with applicable NASD and SEC requirements, the Board of Directors has determined that each director serving on the Audit, Compensation and Nominating and Corporate Governance Committees is an independent director.

  Audit Committee.    The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to the Company's financial matters. The Audit Committee operates under a written charter, a copy of which is attached to this proxy as Appendix C, is available on the Company's web site at www.compucredit.com under the heading "Investor Relations" and has been filed with the SEC as an exhibit to the Company's annual report on Form 10-K. Under the charter, the committee's principal responsibilities include hiring the Company's independent auditors; reviewing the Company's financial statements, reports and releases; overseeing the Company's internal audit team; and monitoring the Company's operating and internal controls, as reported by management or the independent auditors.

  The Audit Committee met 13 times during 2003. The current members of the Audit Committee are Thomas G. Rosencrants (Chairman), Gregory J. Corona and Deal W. Hudson. The Board of Directors has determined that Mr. Rosencrants is an "audit committee financial expert," as that term is defined under recently adopted regulations of the SEC.

  Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee assists the Board in identifying qualified director candidates and developing and monitoring the Company's corporate governance policies. The Nominating and Corporate Governance Committee operates under a written charter, a copy of which is available on the Company's web site at www.compucredit.com under the heading "Investor Relations" and has been filed with the SEC as an exhibit to the Company's annual report on Form 10-K. Under the charter, the committee's principal responsibilities include identifying individuals qualified to become members of the Board of Directors and recommending candidates for re-election as directors; monitoring and recommending corporate governance and other Board and Company practices; and overseeing performance reviews of the Board of Directors as a whole, its committees and the individual directors.

  The Nominating and Corporate Governance Committee was recently established and therefore did not hold any meetings during fiscal year 2003. Due to its recent formation, the committee has not yet taken any formal actions. The Board of Directors expects that in the coming year the Nominating and Corporate Governance Committee will consider important aspects of the director nomination process, including those regarding qualifications for service on the Board, the committee's identification and evaluation of potential director nominees and the consideration of director nominees recommended by the shareholders. The current members of the Nominating and Corporate Governance Committee are Nicholas B. Paumgarten (Chairman), Gregory J. Corona and Deal W. Hudson.

  Compensation Committee.    The Compensation Committee assists the Board in reviewing salaries, benefits and other compensation of directors, officers and other employees of the Company and makes recommendations to the Board concerning such matters. The Compensation Committee met four times during 2003. The current members of the Compensation Committee are Mack F. Mattingly (Chairman), Nicholas B. Paumgarten and Thomas G. Rosencrants.

Corporate Governance Policies

        In addition to corporate governance matters described throughout this proxy statement, some additional highlights of the Company's corporate governance policies and procedures are set forth below:

        Code of Ethics.    The Company's Code of Business Conduct and Ethics (the "Code") applies to all of our directors, executive officers and employees. The Code is available on our website at www.compucredit.com under the heading "Investor Relations." We intend to disclose any amendments to our Code, and any waiver from a provision the Code granted to our Chief Executive Officer, Chief Financial Officer or Controller, on our website within five business days following such amendment or waiver.

        Executive Sessions of Independent Directors.    The Board of Directors has scheduled regular executive sessions of the Company's independent directors. At executive sessions, our independent directors meet without management or any non-independent directors present. The independent directors are responsible for establishing the agenda at executive sessions. The Board believes that executive sessions foster open and frank communication among the independent directors, which will ultimately add to the effectiveness of the Board, as a whole.

        Committee Authority to Retain Independent Advisors.    Each of the Audit Committee and the Nominating and Corporate Governance Committee has the authority to retain independent advisors and consultants, with all fees and expenses to be paid by the Company.

        Whistleblower Procedures.    The Audit Committee has established procedures for the treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for confidential and anonymous submission by the Company's employees of concerns regarding questionable accounting, internal accounting controls or auditing matters.

        No Executive Loans.    We do not extend loans to executive officers or directors, and the Company has no such loans outstanding.

        Process for Shareholders to Send Communications to Board.    The Company encourages shareholder communication with the Board of Directors. Any shareholder who wishes to communicate with the Board or with any particular director, including any independent director, may send a letter to the Secretary of the Corporation at 245 Perimeter Center Parkway, Suite 600, Atlanta, Georgia 30346. Any communication should indicate that you are a CompuCredit shareholder and clearly specify that it is intended to be made to the entire Board or to one or more particular director(s).

        Policy for Director Attendance at Annual Meetings.    It is the policy of the Company and the Board of Directors that all directors attend the Annual Meeting of Shareholders and be available for questions from shareholders, except in the case of unavoidable conflicts.

REPORT OF AUDIT COMMITTEE

        Notwithstanding anything to the contrary set forth in any of CompuCredit's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate by reference this Proxy Statement, in whole or in part, the following report shall not be incorporated by reference into any such filings.

        The Audit Committee of the Board of Directors is composed of three directors and operates under a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Appendix C. The members of the Committee meet the independence requirements of Rule 4200(a)(15) of the NASD's listing standards.

        Management is responsible for CompuCredit's internal controls, financial reporting process and compliance with laws, regulations and ethical business standards. The independent auditors are responsible for performing an independent audit of CompuCredit's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes and to report its findings to the Board of Directors. The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the Committee certify that the independent auditor is "independent" under applicable rules. The Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Committee's members in business, financial and accounting matters.

        In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that CompuCredit's audited consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        CompuCredit's independent auditors also provided to the Audit Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors that firm's independence.

        Based upon the Audit Committee's discussions with management and the independent auditors and the Audit Committee's review of the representation of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in CompuCredit's Annual Report on Form 10-K for the year ended December 31, 2003, filed with the Securities and Exchange Commission.

Thomas G. Rosencrants, Chairman
Gregory J. Corona
Deal W. Hudson

Independent Auditor

        The Audit Committee has selected BDO Seidman, LLP ("BDO"), independent auditors, to serve as the Company's principal accounting firm for the fiscal year ending December 31, 2004. The Company first engaged BDO on April 17, 2002, on the recommendation of the Audit Committee, and it has served as the Company's principal accounting firm since that date. A representative of BDO is expected to be present at the meeting and will be available to respond to appropriate questions. The representative will also have an opportunity to make a statement if he desires to do so. Approval of our accounting firm is not a matter required to be submitted to the shareholders.

  Former Independent Auditor

        On March 12, 2002, Ernst & Young LLP ("E&Y") advised the Company's Audit Committee that, following completion of its audit of CompuCredit's financial statements as of, and for the year ended, December 31, 2001, it would resign as CompuCredit's independent auditors. E&Y's reports on CompuCredit's financial statements for the year ended December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

        During the fiscal year ended December 31, 2001, and the subsequent interim period ended March 20, 2002, there were no disagreements between CompuCredit and E&Y on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreements in connection with its reports, except as follows:

          (A)  CompuCredit generally finances its credit card receivables through securitizations. In the fourth quarter of 2001, CompuCredit sold two subordinate interests in its securitizations for net proceeds of approximately $26 million. The aggregate "face" amount of these two interests was approximately $36 million. CompuCredit expected to amortize the discount as interest expense over the remaining life of the securitizations. During its audit of 2001, E&Y indicated that CompuCredit should record the discount as a loss upon the sale of the interests in accordance with FASB Statement No. 140. Based upon its review of applicable accounting literature, a complete review of the facts and circumstances surrounding the transactions and extensive discussions with E&Y, CompuCredit agrees with the accounting treatment proposed by E&Y, and CompuCredit's 2001 financial statements reflect that treatment.

          (B)  During its audit of 2001, E&Y advised CompuCredit that the sale during the fourth quarter of 2001 of the two subordinated interests at a discount required CompuCredit to adjust the market interest rate utilized by CompuCredit to value all of its retained interests in the securitizations as of December 31, 2001. Based upon its review of applicable accounting literature, a complete review of the facts and circumstances surrounding the transactions and extensive discussions with E&Y, CompuCredit agreed that the discount rate utilized to value the retained interests should be changed.

        With respect to both of these matters, the Audit Committee discussed the underlying substantive issues with E&Y, and E&Y has been authorized to respond fully to inquiries of any successor auditor concerning these matters.

  Auditor Fees

        The fees billed by BDO for 2003 and 2002 were as follows (in thousands):

	2003	2002
Audit Fees (including quarterly reviews)(1)	$450	$419
Audit Related Fees(2)	172	146
Tax Fees(3)	46	30
All other Fees(4)	22	27

Total	$690	$622

(1)
Fees for professional services in connection with the audit of our financial statements.

(2)
Principally fees paid in connection with 401(k) audit work and agreed upon procedures as required by our securitization investors and trustees.

(3)
Principally tax compliance services.

(4)
Principally accounting guidance and consultation as well as various reimbursable expenses.

        All audit related services, tax services and other non-audit services were pre-approved by the Audit Committee, which concluded that the provision of such services by BDO was compatible with the maintenance of that firm's independence in the conduct of its auditing functions. The Audit Committee's Outside Auditor Independence Policy provides for pre-approval of audit, audit-related and tax services specifically described by the Committee on an annual basis and, in addition, individual engagements anticipated to exceed pre-established thresholds must be separately approved. The policy authorizes the Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

        Notwithstanding anything to the contrary set forth in any of CompuCredit's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate by reference this Proxy Statement, in whole or in part, the following report shall not be incorporated by reference into any such filings.

        The Compensation Committee establishes and regularly reviews executive compensation levels and policies. The following is the Compensation Committee's report to the Company's shareholders with respect to the compensation of our executive officers and the resulting actions taken by the Company for fiscal year 2003.

Compensation Philosophy

        CompuCredit's approach to compensation of its executive officers is different from the approach of most public corporations. CompuCredit believes that the significant security holdings of certain of its executive officers serve as the most effective incentive for their individual performance and their commitment to increasing shareholder value. Compensation for executives is based on the principles that compensation must (a) provide a strong incentive for executives to achieve CompuCredit's goals, (b) reward executives with equity interest in CompuCredit and align their interests with shareholder interests to build shareholder value, and (c) attract and retain key executives critical to CompuCredit's long-term success.

Elements of Executive Compensation

        CompuCredit believes that executive compensation should be competitive with other companies in the financial services sector and other credit card companies. In order to align the competitiveness of CompuCredit's total compensation package and achieve the appropriate compensation mix, the Compensation Committee made certain adjustments to short-term and long-term incentive elements of compensation in the last year.

        The Compensation Committee considers several factors in determining the annual salary of each of the executive officers. Factors considered by the Compensation Committee are typically subjective, such as its consideration of the level of equity interest in CompuCredit held by each executive officer, its evaluation of each executive officer's performance, its assessment of the executive officer's value to the organization and any planned change in functional responsibilities of the executive officer.

        In addition to annual cash compensation, the Compensation Committee awarded stock options in 2003 to one of its executive officers. The Compensation Committee believes that option grants align executive salaries with the creation of shareholder value because the executive will only benefit if CompuCredit's Common Stock price increases above the option exercise price. Options are generally subject to vesting schedules and require that the executive remain employed by CompuCredit until the time of vesting. These options are intended to motivate executives to improve the long-term performance of CompuCredit's Common Stock. In establishing guidelines for the size of stock option awards, the Compensation Committee considers the level of responsibility of the executive officer, the achievement of his or her plan objectives and his or her ability to implement key strategies.

Compensation of the Chief Executive Officer

        Consistent with CompuCredit's compensation philosophy, David G. Hanna's security holdings represent the predominant portion of his total compensation package. Mr. Hanna received an annual salary of $50,000 for the year ended December 31, 2003, which is equal to his annual salary for the year ended December 31, 2002.

Deductibility of Compensation Expenses

        Section 162(m) of the Internal Revenue Code of 1986 generally limits the tax deductibility by CompuCredit for compensation paid to the chief executive officer and the four other most highly compensated officers to $1 million per officer per year, unless it qualifies as "performance-based" compensation. To qualify as "performance-based," compensation payments must satisfy certain conditions, including limitations on the discretion of the Compensation Committee in determining the amounts of such compensation. It is CompuCredit's current policy that all compensation paid to its executive officers be deductible under Section 162(m) of the Internal Revenue Code.

        The foregoing has been furnished by the Compensation Committee of CompuCredit's Board of Directors.

Mack F. Mattingly, Chairman
Nicholas B. Paumgarten
Thomas G. Rosencrants

PERFORMANCE GRAPH

        Notwithstanding anything to the contrary set forth in any of CompuCredit's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate by reference this Proxy Statement, in whole or in part, the following Performance Graph shall not be incorporated by reference into any such filings.

        The following graph compares the cumulative total shareholder return on the Company's Common Stock since April 22, 1999 (the time of our initial public offering), with the cumulative return for the Russell 2000 Index and the Nasdaq Financial 100 Index over the same period, assuming the investment of $100 on April 22, 1999, and reinvestment of all dividends. The Company has not paid dividends since its initial public offering.

EXECUTIVE AND DIRECTOR COMPENSATION

Executive Compensation

        The following table sets forth information concerning the annual compensation earned by our Chief Executive Officer and other executive officers whose annual salary and bonus during the 2003 fiscal year exceeded $100,000 (the "Named Executive Officers"). For each executive officer's existing stock ownership as of a recent date, see "Security Ownership of Certain Beneficial Owners and Management."

SUMMARY COMPENSATION TABLE

		Annual Compensation				Long-Term Compensation
Name and Principal Position	Year	Salary($)	Bonus($)		Other Annual Compensation ($)(1)	Securities Underlying Options/SARS
David G. Hanna Chief Executive Officer and Chairman of the Board	2003 2002 2001	$50,000 50,000 50,000	$	— — —	$750 750 750	— — —
Richard W. Gilbert Vice Chairman and Chief Operating Officer	2003 2002 2001	$175,000 175,000 175,000	$	— — —	$2,516 2,625 2,625	— — —
Richard R. House, Jr. President	2003 2002 2001	$400,000 400,000 400,000		$200,000 200,000 —	$3,021 2,500 2,625	— 275,000 —
J. Paul Whitehead, III Chief Financial Officer	2003 2002 2001	$300,000 75,000 —		$50,000 — —	$750 — —	15,000 175,000 —

(1)
Reflects the Company's matching contributions to the CompuCredit Corporation 401(k) Plan.

OPTION TABLES

        The following table sets forth certain information regarding the grant of stock options during the 2003 fiscal year to Named Executive Officers and the value of such options held by such persons at the end of the 2003 fiscal year.

Option Grants in Last Fiscal Year

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
Name	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date	5%($)	10%($)
David G. Hanna	—	—	—	—	—	—
Richard W. Gilbert	—	—	—	—	—	—
Richard R. House, Jr.	—	—	—	—	—	—
J.Paul Whitehead, III(2)	15,000	8.1%	$19.05	10/15/2008	$78,947	$174,453

(1)
Based on actual option term and annual compounding. These amounts are calculated by multiplying the number of options granted by the difference between a future hypothetical stock price and the option exercise price and are shown pursuant to the rules of the Securities and Exchange Commission. They assume the value of our Common Stock appreciates 5% or 10% each year, compounded annually, for the life of each option. They are not intended to forecast appreciation, if any, of such stock price or to establish a present value of options.

(2)
The options will vest 33 1/3% on each of the first, second and third anniversaries of the date of grant.

        The following table sets forth certain information regarding the exercise of stock options during the 2003 fiscal year by the Named Executive Officers and the status of such options held by such persons at the end of the 2003 fiscal year:

Option Exercises in Last Fiscal Year

			Number of Unexercised Options 12/31/03		Value of Unexercised In-the-Money Options 12/31/03(1)
	Number of Shares Acquired Upon Exercise of Option	Value Realized Upon Exercise
			Exercisable	Unexercisable	Exercisable	Unexercisable
David G. Hanna	—	$—	—	—	$—	$—
Richard W. Gilbert	—	—	—	—	—	—
Richard R. House, Jr.	—	—	—	275,000	—	4,441,250
J.Paul Whitehead, III	10,000	167,800	48,334	131,666	794,611	1,951,439

(1)
In accordance with SEC rules, values are calculated by subtracting the exercise price from the fair market value of the underlying common stock. For purposes of this table, fair market value is deemed to be $21.28 per share, the average of the high and low prices reported for Nasdaq National Market transactions on December 31, 2003.

Director Compensation

        During fiscal year 2003, we paid our independent directors a fee of $2,500 for each Board meeting attended (including telephonic attendance) and $1,000 for each committee meeting attended (including telephonic attendance) regardless of whether such committee meeting was held on the same day as a meeting of the full Board of Directors. For more on our independent directors, please see the "Corporate Governance" section of this proxy statement. In addition to the fees paid to independent directors for attendance at Board and committee meetings, the Company pays each independent director an annual fee of $10,000 in consideration of his or her service as a director of the Company.

        All independent directors, including the Series A Director, received an option to purchase 10,000 shares of Common Stock on January 2, 2003, and are eligible to participate in our Stock Option Plans. All directors are reimbursed for expenses incurred to attend meetings of the Board of Directors or its committees.

        We do not currently provide our non-independent directors with any additional compensation, including grants of stock options, for their service on the Board of Directors, except for reimbursement of their reasonable out-of-pocket expenses incurred in connection with their attendance at meetings of the Board of Directors.

Named Executive Officer Employment Agreements

        We have an Employment Agreement with each of our Named Executive Officers. Each of these employment agreements has a three-year term, after which the agreement continues indefinitely until it is terminated by either the Company or the officer.

        David G. Hanna.    Pursuant to the Employment Agreement with David G. Hanna dated March 15, 2001, Mr. Hanna shall serve as Chief Executive Officer of CompuCredit and shall be entitled to receive an annual base salary of $50,000. No severance or other benefits will be paid by CompuCredit to Mr. Hanna upon his termination of employment.

        Richard W. Gilbert.    Pursuant to the Employment Agreement with Richard W. Gilbert dated March 15, 2001, Mr. Gilbert shall serve as Chief Operating Officer of CompuCredit and shall be entitled to receive an annual base salary of $175,000. No severance or other benefits will be paid by CompuCredit to Mr. Gilbert upon his termination of employment.

        Richard R. House, Jr.    Pursuant to the Amended and Restated Employment Agreement with Richard R. House, Jr. dated October 11, 2000, Mr. House shall serve as President of CompuCredit. Mr. House is entitled to receive an annual base salary of $400,000 and a performance-based annual bonus. No severance or other benefits will be paid by CompuCredit to Mr. House upon his termination of employment.

        J.Paul Whitehead, III.    Pursuant to the Employment Agreement with J.Paul Whitehead, III dated August 29, 2002, Mr. Whitehead shall serve as Chief Financial Officer of CompuCredit. Mr. Whitehead is entitled to receive annual base salary of $300,000 and a performance-based annual bonus. In the event Mr. Whitehead's employment is terminated due to his death or disability or for "cause" prior to the end of the initial three-year term of the agreement, Mr. Whitehead will be entitled to receive any salary already earned and a prorated bonus. If Mr. Whitehead is terminated without cause, he is entitled to receive the greater of his compensation (1) through the initial three-year term or (2) for twelve months from the date of his termination; plus, an amount equal to the largest cash bonus he received prior to his termination. In addition, the Company will continue Mr. Whitehead's medical, disability and life insurance benefits for twenty-four months from the date of his termination or until he becomes eligible for such benefits with another employer. No other severance or other benefits will be paid by the Company to Mr. Whitehead upon his termination of employment.

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee consists of Messrs. Mattingly, Paumgarten and Rosencrants. None of the members of the Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries.

RELATED PARTY TRANSACTIONS

        In December 2001, we issued the Series A Preferred Stock to a group of investors that includes, among others, Paladin Capital Partners Fund, L.P. ("Paladin"). Paladin is an affiliate of an entity controlled by Mr. Frank J. Hanna, Jr., who is the father of our Chairman and Chief Executive Officer, David G. Hanna, and one of our directors, Frank J. Hanna, III. Additionally, one of our directors, Gregory J. Corona, is a Principal and the Chief Financial Officer of Paladin General Holdings, LLC, the general partner of Paladin. In addition to its preferred stock investment, during the fourth quarter of 2001, Paladin purchased approximately $27 million of face-valued notes issued out of the Company's originated portfolio master trust for $20 million. Prior to Paladin's purchase, these notes had been classified as our retained interests in credit card receivables securitized. During 2003, Paladin converted all of its Series A Preferred Stock into Common Stock and subsequently sold it to a third party. Further, the originated portfolio master trust notes that Paladin acquired in 2001 were repaid by the trust at their face value of $27 million during 2003.

        Under a shareholders agreement into which we entered with David G. Hanna, a trust of which David G. Hanna is the sole trustee, Frank J. Hanna, III, a trust of which Frank J. Hanna, III is the sole trustee, Richard R. House, Jr. (our President) and Richard W. Gilbert (our Chief Operating Officer and Vice Chairman) following our initial public offering (i) if one or more of the shareholders accepts a bona fide offer from a third party to purchase more than 50% of the outstanding common stock, each of the other shareholders that are a party to the agreement may elect to sell their shares to the purchaser on the same terms and conditions, and (ii) if shareholders that are a party to the agreement owning more than 50% of the common stock propose to transfer all of their shares to a third party, then such transferring shareholders may require the other shareholders that are a party to the agreement to sell all of the shares owned by them to the proposed transferee on the same terms and conditions.

        Throughout 2003, Richard R. House, Jr. and Richard W. Gilbert each indirectly owned 9.5% of Visionary Systems, Inc. ("VSI"), the third-party developer of our database management system. During 2003, we paid approximately $10.7 million to VSI and its subsidiaries for software development, account origination and consulting services. During 2001, we loaned a subsidiary of VSI $1.0 million for working capital and general corporate purposes. This loan was repaid by VSI during 2003. In January 2004, VSI, including the respective ownership interests of Messrs. House and Gilbert, was sold to an unaffiliated third-party.

        During 2001, we began subleasing 7,316 square feet of excess office space to Frank J. Hanna, Jr., for $21.50 per square foot. Frank J. Hanna, Jr. is the father of our Chairman and Chief Executive Officer, David G. Hanna, and one of our directors, Frank J. Hanna, III. The sublease rate is the same as the rate that CompuCredit pays on the prime lease. Total rent for 2003 for the sublease was approximately $0.2 million. Additionally, entities owned by Frank J. Hanna, Jr. provide certain collection services to us and airplane charter services for business usage at market rates for which we paid approximately $0.3 million and $0.7 million, respectively, during 2003.

EQUITY COMPENSATION PLAN INFORMATION

        We maintain the 1998 Stock Option Plan and the 2000 Stock Option Plan (collectively, the "Plans"), pursuant to which the Company may grant options to purchase shares of Common Stock to eligible persons. The following table gives information about option awards under the Plans as of the end of the 2003 fiscal year.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans previously approved by security holders	1,832,164	$11.28	45,589
Plans not previously approved by security holders	—	—	—
Total	1,832,164	$11.28	45,589

        Additionally, we are seeking shareholder approval for the 2003 Stock Option Plan and the 2004 Restricted Stock Plan. Information regarding the stock options that are issuable under the 2003 Stock Option Plan and shares of restricted stock that are issuable under the 2004 Restricted Stock Plan is not included in the above table. Please see Proposal Two and Proposal Three for more information about the securities that are issuable under these plans.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of our stock as of the Record Date. The information is provided with respect to (1) each person who is known by us to own beneficially more than 5% of the outstanding shares of Common Stock, Series A Preferred Stock or Series B Preferred Stock, (2) each of the Company's directors, (3) each of the Company's Named Executive Officers, and (4) all of our directors and executive officers, as a group.

        Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, which deem a person to beneficially own any shares the person has or shares voting or dispositive power over and any additional shares obtainable within 60 days through the exercise of options, warrants or other purchase rights. Shares of Common Stock subject to options, warrants or other rights to purchase which are currently exercisable or are exercisable within 60 days are deemed outstanding for purposes of computing the percentage ownership of the persons holding such options, warrants or other rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated, each person possesses sole voting and investment power with respect to the shares identified as beneficially owned. An asterisk indicates beneficial ownership of less than 1% of the Common Stock outstanding or Preferred Stock outstanding, as applicable.

				Percent of Class
Name	Number of Shares of Common Stock	Number of Shares of Series A Preferred Stock	Number of Shares of Series B Preferred Stock	Common	Preferred A	Preferred B
Five Percent Shareholders (other than named executive officers):
Bravo Trust One(1)(2)	7,168,957			13.8
Bravo Trust Two(1)(3)	7,168,957			13.8
J.P. Morgan Corsair II Capital Partners, L.P.(8)(10)	4,414,076	19,250		8.5	77.0
J.P. Morgan Capital, L.P.(9)(10)	4,414,076	5,750		8.5	23.0
Rainbow Trust One(1)(2)(11)	683,000		5,000	1.3		50.0
Rainbow Trust Two(1)(3)(12)	683,000		5,000	1.3		50.0
Directors and Named Executive Officers:
Gregory J. Corona(4)	25,700			*
Richard W. Gilbert(1)	2,667,020			5.1
David G. Hanna(1)(5)	14,300,532			27.6
Frank J. Hanna, III(1)(6)	14,300,532			27.6
Richard R. House, Jr. (1)	477,900			*
Deal W. Hudson(4)	25,000			*
Mack F. Mattingly(7)	33,742			*
Nicholas B. Paumgarten(4)	25,000			*
Thomas G. Rosencrants(13)	203,500			*
J.Paul Whitehead, III(14)	35,334			*
Directors and executive officers as a group (10 persons)	31,770,976			61.1

(1)
The address of the indicated holders is c/o CompuCredit Corporation, 245 Perimeter Center Parkway, Suite 600, Atlanta, Georgia 30346.

(2)
Bravo One Company, Inc. serves as sole trustee of the trust, whose beneficiaries are Frank J. Hanna, III and members of Frank J. Hanna, III's immediate family.

(3)
Bravo Two Company, Inc. serves as sole trustee of the trust, whose beneficiaries are David G. Hanna and members of David G. Hanna's immediate family.

(4)
Includes currently exercisable options to purchase 25,000 shares of Common Stock.

(5)
Includes 7,168,957 shares of Common Stock held by Bravo Trust Two. Includes 683,000 shares of Common Stock which are currently issuable upon conversion of the 5,000 shares of Series B Preferred Stock held by Rainbow Trust Two. Includes 323,285 shares of Common Stock held by CompuCredit Management Corp., of which David G. Hanna is a 50% owner.

(6)
Includes 7,168,957 shares of Common Stock held by Bravo Trust One. Includes 683,000 shares of Common Stock which are currently issuable upon conversion of the 5,000 shares of Series B Preferred Stock held by Rainbow Trust One. Includes 323,285 shares of Common Stock held by CompuCredit Management Corp., of which Frank J. Hanna, III is a 50% owner.

(7)
Includes currently exercisable options to purchase 33,500 shares of Common Stock.

(8)
The address of the indicated holder is c/o J.P. Morgan & Co. Incorporated, 277 Park Avenue, 45th Floor, New York, New York 10172.

(9)
The address of the indicated holder is c/o J.P. Morgan & Co. Incorporated, 1211 Avenue of the Americas, 39th Floor, New York, New York 10020.

(10)
J.P. Morgan Corsair II Capital Partners, L.P. ("Corsair") is the beneficial owner of 4,414,076 shares of Common Stock. Corsair directly owns 770,000 shares of Common Stock and 19,250 shares of Series A Preferred Stock, which are currently convertible into 2,628,838 shares of Common Stock. Under a co-investment agreement ("Agreement"), J.P. Morgan Capital, L.P. ("Morgan Capital") co-invests side-by-side 23% of every investment made by Corsair. The Agreement provides that Morgan Capital has the same economic rights and obligations as a limited partner in Corsair. Thus Corsair also has voting and investment power over investments made by Morgan Capital pursuant to the Agreement. Morgan Capital directly owns 230,000 shares of Common Stock and 5,750 shares of Series A Preferred Stock which are currently convertible into 785,238 shares of Common Stock. Thus, Corsair has voting and investment power over 4,414,076 shares of Common Stock and is the beneficial owner thereof.

Morgan Capital is the beneficial owner of 4,414,076 shares of Common Stock. Pursuant to Rule 13d-5(b)(1) under the Securities Exchange Act of 1934, Corsair and Morgan Capital are members of a group and the group is a beneficial owner of shares owned by each group member. Thus Morgan Capital, as a member of the group, is a beneficial owner of 4,414,076 shares of Common Stock of CompuCredit.

(11)
Includes 683,000 shares of Common Stock which are currently issuable upon conversion of the 5,000 shares of Series B Preferred Stock held by Rainbow Trust One.

(12)
Includes 683,000 shares of Common Stock which are currently issuable upon conversion of the 5,000 shares of Series B Preferred Stock held by Rainbow Trust Two.

(13)
Includes 175,000 shares of Common Stock held by Greystone Capital Partners I, L.P. Thomas G. Rosencrants is the chairman and chief executive officer of Greystone Capital Group, LLC, and the general partner of Greystone Capital Partners I, L.P. Mr. Rosencrants has disclaimed beneficial ownership of the shares held by Greystone Capital. Also includes currently exercisable options for Mr. Rosencrants to purchase, in his individual capacity, 28,500 shares of Common Stock.

(14)
Includes currently exercisable options to purchase 18,334 shares of Common Stock.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of any class of our equity securities, who collectively we generally refer to as insiders, to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of Common Stock and other equity securities of the Company. Our insiders are required by Securities and Exchange Commission regulation to furnish us with copies of all Section 16(a) reports they file. Based solely upon a review of the copies of the forms furnished to us, we believe that during the 2003 fiscal year our insiders complied with all applicable filing requirements, except that each of Gregory J. Corona, Deal W. Hudson, Richard W. Gilbert, Mack F. Mattingly, Nicholas B. Paumgarten and J.Paul Whitehead, III, made a single late filing each covering a single transaction and Thomas G. Rosencrants made two late filings, one of covering a single transaction and the other covering a series of four related transactions.

SHAREHOLDER PROPOSALS AND NOMINATION OF DIRECTOR CANDIDATES

        The 2005 Annual Meeting of Shareholders is anticipated to be held in May 2005. Under Rule 14a-8 promulgated by the Securities and Exchange Commission under the Exchange Act, any proposal that a shareholder intends to be presented at the 2005 Annual Meeting via the proxy statement and form of proxy to be distributed by us in connection with the 2005 Annual Meeting, must be received by the Secretary of the Company at our principal executive offices, 245 Perimeter Center Parkway, Suite 600, Atlanta, Georgia 30346 prior to November 22, 2004. However, if the 2005 Annual Meeting is held on a date more than 30 days before or after May 5, 2005, shareholder proposals for the 2005 Annual Meeting must be submitted a reasonable time before we begin preparing our proxy materials. Shareholder proposals received after this date will be considered untimely under Rule 14a-8.

        A shareholder of CompuCredit must submit written notice to the Secretary of CompuCredit to make a nomination or to bring any other matter directly before the 2005 Annual Meeting. A shareholder's written notice must comply with the applicable requirements set forth in our Second Amended and Restated Bylaws and must be received after December 6, 2004 and prior to January 5, 2005. Any proposal brought directly before the 2004 Annual Meeting via a shareholder's written notice will not be included in next year's proxy statement or form of proxy to be distributed by the Company in connection with the 2005 Annual Meeting. In the event that our 2005 Annual Meeting is called for a date that is not within 60 days before or after May 5, 2005 (the anniversary date of the 2004 Annual Meeting), the written notice must be received not later than the close of business on the tenth day following the earlier of (1) the date on which notice of the annual meeting date was mailed or (2) the date public disclosure of the meeting date was made.

        The Company reserves the right to decline to include in our proxy materials any shareholder's proposal which does not comply with the rules of the Securities and Exchange Commission for inclusion therein. We will furnish copies of the applicable bylaw provisions which set forth the requirements for a shareholder's written notice upon written request to the Secretary of the Company at the address listed above.

Appendix A

CompuCredit Corporation

2003 STOCK OPTION PLAN

ARTICLE I

Purpose of the Plan and Definitions

        1.1   Purpose. The purpose of this Stock Option Plan is to maximize the long-term success of CompuCredit Corporation (the "Company"), and its affiliates, to ensure a balanced emphasis on both current and long-term performance and to enhance participants' identification with growth in shareholder value by providing financial incentives to selected members of its and its affiliates' boards of directors, employees, consultants and advisers who are in positions to make significant contributions toward that success. It is intended that the Company will, through the grant of nonqualified stock options to purchase its common stock, attract and retain (and allow its affiliates to attract and retain) highly qualified and competent employees and directors and motivate such employees and directors to exert their best efforts on behalf of the Company and its affiliates.

        1.2   Definitions. Unless the context clearly indicates otherwise, for purposes of this Plan:

          (a)   "Board of Directors" means the Board of Directors of the Company.

          (b)   "Code" means the Internal Revenue Code of 1986, as amended.

          (c)   "Committee" means the Compensation Committee of the Board of Directors, which shall be composed solely of two or more "outside directors" within the meaning of Code Section 162(m)(4)(C)(i).

          (d)   "Common Stock" means the Common Stock of the Company, no par value per share, or such other class of shares or other securities to which the provisions of the Plan may be applicable by reason of the operation of Section 3.1 hereof.

          (e)   "Company" means the Company and any affiliates of the Company, including affiliates of the Company which become such after adoption of this Plan.

          (f)    "Fair Market Value" of a share of Common Stock on a specified date means:

              (i)  if the Common Stock is then traded on a national securities exchange, the closing price on such date of a share of the Common Stock as traded on the largest securities exchange on which it is then traded; or

             (ii)  if the Common Stock is not then traded on a national securities exchange, the average of the high and low prices for the Common Stock, as quoted on the NASDAQ National Market System (A) on such date, or (B) if no high and low prices are quoted on such date, then on the next preceding date on which such prices are quoted; or

            (iii)  if the Common Stock is not then traded on a national securities exchange or quoted on the NASDAQ National Market System, the value determined in good faith by the Committee.

          (g)   "Grant Date," as used with respect to a particular Option, means the date as of which the Option is granted by the Committee pursuant to the Plan.

          (h)   "Grantee" means the person to whom an Option is granted by the Committee pursuant to the Plan.

          (i)    "Option" means an Option granted by the Committee pursuant to Article II to purchase shares of Common Stock, each of which shall be designated at the time of grant as a nonqualified stock option, as provided in Section 2.1 hereof. No Option granted under the Plan is intended to qualify as an "incentive stock option" as that term is described in Code Section 422(b).

          (j)    "Option Agreement" means the agreement between the Company and a Grantee under which the Grantee is granted an Option pursuant to the Plan. Option Agreements need not be identical with other Option Agreements, either in form or substance, and need only conform to the terms and conditions of this Plan.

          (k)   "Option Period" means, with respect to any Option granted hereunder, the period beginning on the Grant Date and ending at such time not later than the tenth anniversary of the Grant Date as the Committee in its sole discretion shall determine and during which the Option may be exercised, subject to extensions of the Option Period set forth in the Option Agreement in accordance with Section 2.2(c).

          (l)    "Plan" means the CompuCredit Corporation 2003 Stock Option Plan, as set forth herein and as amended from time to time.

        1.3   Limitations on Shares Subject to Plan.

          (a)   The maximum number of shares of Common Stock with respect to which Options may be granted shall not exceed a total of 1,200,000 shares in the aggregate, subject to possible adjustment in accordance with Section 3.1.

          (b)   The maximum number of shares of Common Stock with respect to which Options may be granted to any one individual shall be 500,000 shares during any calendar year.

          (c)   Any shares of Common Stock to be delivered by the Company upon the exercise of Options shall, at the discretion of the Board of Directors, be issued from the Company's authorized but unissued shares of Common Stock or transferred from any available Common Stock held in treasury.

          (d)   The Committee may grant new Options hereunder with respect to any shares for which an Option expires or otherwise terminates prior to being exercised.

        1.4   Administration of the Plan.

          (a)   The Plan shall be administered by the Committee, which shall have the authority:

              (i)  To determine the directors, employees, consultants and advisers of the Company to whom, and the times at which, Options shall be granted, and the number of shares of Common Stock to be subject to each such Option, taking into consideration the nature of the services rendered by the particular Grantee, the Grantee's potential contribution to the long-term success of the Company and such other factors as the Committee in its discretion may deem relevant;

             (ii)  To interpret and construe the provisions of the Plan and to establish rules and regulations relating to it;

            (iii)  To prescribe the terms and conditions of the Option Agreements for the grant of Options (which need not be identical for all Grantees) in accordance and consistent with the requirements of the Plan;

            (iv)  To make all other determinations necessary or advisable to administer the Plan in a proper and effective manner; and

             (v)  To delegate its authority hereunder to a subcommittee or to management to the extent not inconsistent with the terms hereof or applicable law.

          (b)   All decisions and determinations of the Committee in the administration of the Plan and on other matters concerning the Plan or any Option shall be final, conclusive and binding on all persons, including (but not by way of limitation) the Company, the shareholders and directors of the Company, and any persons having any interest in any Options. The Committee shall be entitled to rely in reaching its decisions on the advice of counsel (who may be counsel to the Company).

          (c)   Except to the extent prohibited by applicable law or the applicable rules of the NASDAQ National Market System, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

        1.5   Eligibility for Awards. The Committee shall in accordance with Article II designate from time to time the directors, employees, consultants and advisers of the Company who are to be granted Options.

        1.6   Effective Date and Duration of Plan. Subject to the approval of the shareholders of the Company at the Company's 2004 annual meeting of its shareholders, the Plan shall become effective on the date of its adoption by the Board of Directors; provided, however, that to the extent that Options are granted under the Plan prior to its approval by the shareholders of the Company, the Options shall be contingent on approval by the shareholders at such annual meeting. Unless previously terminated by the Board of Directors, the Plan (but not any Options then outstanding) shall terminate on the tenth anniversary of its adoption by the Board of Directors.

ARTICLE II

Stock Options

        2.1   Grant of Options.

          (a)   The Committee may from time to time, subject to the provisions of the Plan, grant Options to directors, employees, consultants and advisers of the Company under appropriate Option Agreements to purchase shares of Common Stock up to the aggregate number of shares of Common Stock set forth in Section 1.3(a).

          (b)   The Committee shall designate each Option granted hereunder as a nonqualified stock option.

        2.2   Option Requirements.

          (a)   An Option shall be evidenced by an Option Agreement specifying the number and class of shares of Common Stock that may be purchased upon its exercise and containing such other terms and conditions consistent with the Plan as the Committee may determine to be applicable to that Option.

          (b)   No Option shall be granted under the Plan on or after the tenth anniversary of the date upon which the Plan was adopted by the Board of Directors.

          (c)   An Option shall expire by its terms at the expiration of the Option Period and shall not be exercisable thereafter, provided that the Committee may provide in the Option Agreement for the extension of the Option Period upon the occurrence of any event specified by the Committee.

          (d)   The Committee may provide in the Option Agreement for the expiration or termination of the Option prior to the expiration of the Option Period, upon the occurrence of any event specified by the Committee.

          (e)   The Committee may provide in the Option Agreement for vesting periods which require the passage of time and/or the occurrence of events in order for the Option to become exercisable.

          (f)    The option price per share of Common Stock of an Option shall be equal to the Fair Market Value of a share of Common Stock at the time such Option is granted.

          (g)   An Option shall not be transferable other than by will or the laws of descent and distribution, except that any vested portion of Nonqualified Stock Options may be transferred if the transfer is approved in advance in writing by the Committee or Board of Directors in their sole discretion and if such transfer is, for no consideration, to or for the benefit of the Grantee's Immediate Family (including, without limitation, to a trust for the benefit of the Grantee's Immediate Family or to a partnership or limited liability company for one or more members of the Grantee's Immediate Family). For this purpose, "Immediate Family" shall mean the Grantee, and the Grantee's spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers and grandchildren. Unless transferred with approval as provided in the preceding sentences, during the Grantee's lifetime an Option shall be exercisable only by the Grantee or, if the Grantee is disabled and the Option remains exercisable, by his or her duly appointed guardian or other legal representative. Upon the Grantee's death, but only to the extent that the Option is otherwise exercisable hereunder, an Option may be exercised by the Grantee's legal representative or by a person who receives the right to exercise the Option under the Grantee's will or by the applicable laws of descent and distribution.

          (h)   A person electing to exercise an Option shall give written notice of election to the Company in such form as the Committee may require, accompanied by payment of the full purchase price of the shares of Common Stock for which the election is made. Payment of the purchase price shall be made in cash or in such other form (a note or other evidence of indebtedness or other form of deferred payment) as the Committee may specify in the applicable Option Agreement.

ARTICLE III

General Provisions

        3.1   Adjustment Provisions.

          (a)   In the event of:

              (i)  payment of a stock dividend in respect of Common Stock; or

             (ii)  any recapitalization, reclassification, split-up or consolidation of or other change in the Common Stock; or

            (iii)  any exchange of the outstanding shares of Common Stock in connection with a merger, consolidation or other reorganization of or involving the Company or a sale by the Company of all or a portion of its assets, for a different number or class of shares of stock or other securities of the Company or for shares of the stock or other securities of any other corporation;

then the Committee shall, in such manner as it may determine in its sole discretion, appropriately adjust the number and class of shares or other securities which shall be subject to Options and the purchase price per share which must be paid thereafter upon exercise of any Option. Any such adjustments made by the Committee shall be final, conclusive and binding upon all persons, including

(but not by way of limitation) the Company, the shareholders and directors of the Company, and any persons having any interest in any Options which may be granted under the Plan.

          (b)   Except as provided above in subparagraph (a) of this Section 3.1, issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class shall not affect the Options.

        3.2   Additional Conditions. Any shares of Common Stock issued or transferred under any provision of the Plan may be issued or transferred subject to such conditions, in addition to those specifically provided in the Plan, as the Committee or the Company may impose.

        3.3   No Rights as Shareholder or to Employment. No Grantee or any other person authorized to purchase Common Stock upon exercise of an Option shall have any interest in or shareholder rights with respect to any shares of the Common Stock which are subject to any Option until certificates evidencing the shares have been issued and delivered to the Grantee or any such person upon the exercise of the Option. Furthermore, an Option shall not confer upon any Grantee any rights to employment or any other relationship with the Company, including without limitation any right to continue in the employ of the Company, nor affect the right of the Company to terminate the employment or other relationship of the Grantee with the Company at any time with or without cause.

        3.4   Legal Restrictions. If in the opinion of legal counsel for the Company the issuance or sale of any shares of Common Stock pursuant to the exercise of an Option would not be lawful for any reason, including (but not by way of limitation) the inability or failure of the Company to obtain from any governmental authority or regulatory body the authority deemed necessary by such counsel for such issuance or sale, the Company shall not be obligated to issue or sell any Common Stock pursuant to the exercise of an Option to a Grantee or any other authorized person unless the Company receives evidence satisfactory to its legal counsel that the issuance and sale of the shares would not constitute a violation of any applicable securities laws. The Company shall in no event be obligated to take any action which may be required in order to permit, or to remedy or remove any prohibition or limitation on, the issuance or sale of such shares to any Grantee or other authorized person.

        3.5   Rights Unaffected. The existence of the Options shall not affect: the right or power of the Company and its shareholders to make adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; any issuance of bonds, debentures, preferred or prior preference stocks affecting the Common Stock or the rights thereof; the dissolution or liquidation of the Company, or sale or transfer of any part of its assets or business; or any other corporate act, whether of a similar character or otherwise.

        3.6   Withholding Taxes. As a condition to exercise of an Option, the Company may in its sole discretion withhold or require the Grantee to pay or reimburse the Company for any taxes which the Company determines are required to be withheld in connection with the grant or any exercise of an Option.

        3.7   Choice of Law. The validity, interpretation and administration of the Plan and of any rules, regulations, determinations or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of Georgia. Without limiting the generality of the foregoing, the period within which any action in connection with the Plan must be commenced shall be governed by the laws of the State of Georgia, without regard to the place where the act or omission complained of took place, the residence of any party to such action or the place where the action may be brought or maintained.

        3.8   Amendment, Suspension and Termination of Plan. The Plan may from time to time be terminated, suspended or amended by the Board of Directors in such respects as it may deem advisable.

        3.9   Headings. The headings in this Plan are for convenience only and are not to be used in interpreting the meaning or effect of any provisions hereof.

Appendix B

CompuCredit Corporation

2004 RESTRICTED STOCK PLAN

ARTICLE I

Purpose of the Plan and Definitions

        1.1   Purpose. The purpose of this Restricted Stock Plan is to maximize the long-term success of CompuCredit Corporation (the "Company"), and its affiliates, to ensure a balanced emphasis on both current and long-term performance and to enhance participants' identification with growth in shareholder value by providing financial incentives to selected members of its and its affiliates' boards of directors, employees, consultants and advisers who are in positions to make significant contributions toward that success. It is intended that the Company will, through the grant of Restricted Stock, attract and retain (and allow its affiliates to attract and retain) highly qualified and competent employees and directors and motivate such employees and directors to exert their best efforts on behalf of the Company and its affiliates.

        1.2   Definitions. Unless the context clearly indicates otherwise, for purposes of this Plan:

          (a)   "Board of Directors" means the Board of Directors of the Company.

          (b)   "Code" means the Internal Revenue Code of 1986, as amended.

          (c)   "Committee" means the Compensation Committee of the Board of Directors, which shall be composed solely of two or more "outside directors" within the meaning of Code Section 162(m)(4)(C)(i).

          (d)   "Common Stock" means the Common Stock of the Company, no par value per share, or such other class of shares or other securities to which the provisions of the Plan may be applicable by reason of the operation of Section 3.1 hereof.

          (e)   "Company" means the Company and any affiliates of the Company, including affiliates of the Company which become such after adoption of this Plan.

          (f)    "Fair Market Value" of a share of Common Stock on a specified date means:

              (i)  if the Common Stock is then traded on a national securities exchange or quoted on the NASDAQ National Market System, the closing price on such date of a share of the Common Stock as traded on the largest securities exchange on which it is then traded or on the NASDAQ National Market System, as the case may be; or

             (ii)  if the Common Stock is not then traded on a national securities exchange or quoted on the NASDAQ National Market System, the value determined in good faith by the Committee.

          (g)   "Grantee" means the person to whom shares of Restricted Stock are granted by the Committee pursuant to the Plan.

          (h)   "Plan" means the CompuCredit Corporation 2004 Restricted Stock Plan, as set forth herein and as amended from time to time.

          (i)    "Restricted Stock" means Common Stock granted by the Committee pursuant to Article II and subject to the restrictions set forth in the Plan.

          (j)    "Restricted Stock Agreement" means the agreement between the Company and a Grantee under which the Grantee is granted Restricted Stock pursuant to the Plan. Restricted Stock Agreements need not be identical to other Restricted Stock Agreements, either in form or substance, and need only conform to the terms and conditions of the Plan.

        1.3   Limitations on Shares Subject to Plan.

          (a)   The maximum number of shares of Restricted Stock that may be granted pursuant to the Plan shall not exceed a total of 1,200,000 shares in the aggregate, subject to possible adjustment in accordance with Section 3.1.

          (b)   The maximum number of shares of Restricted Stock that may be granted pursuant to the Plan to any one individual shall be 500,000 shares during any calendar year.

          (c)   Any shares of Restricted Stock to be delivered by the Company upon a grant pursuant to the Plan shall, at the discretion of the Board of Directors, be issued from the Company's authorized but unissued shares of Common Stock or transferred from any available Common Stock held in treasury.

        1.4   Administration of the Plan.

          (a)   The Plan shall be administered by the Committee, which shall have the authority:

              (i)  To determine the directors, employees, consultants and advisers of the Company to whom, and the times at which, Restricted Stock shall be granted to any Grantee, and the number of shares of Restricted Stock to be granted, taking into consideration the nature of the services rendered by the particular Grantee, the Grantee's potential contribution to the long-term success of the Company and such other factors as the Committee in its discretion may deem relevant;

             (ii)  To interpret and construe the provisions of the Plan and to establish rules and regulations relating to it;

            (iii)  To prescribe the terms and conditions of the Restricted Stock Agreements for the grant of Restricted Stock (which need not be identical for all Grantees) in accordance and consistent with the requirements of the Plan;

            (iv)  To make all other determinations necessary or advisable to administer the Plan in a proper and effective manner; and

             (v)  To delegate its authority hereunder to a subcommittee or to management to the extent not inconsistent with the terms hereof or applicable law.

          (b)   All decisions and determinations of the Committee in the administration of the Plan and on other matters concerning the Plan or Restricted Stock shall be final, conclusive and binding on all persons, including (but not by way of limitation) the Company, the shareholders and directors of the Company, and any persons having any interest in Restricted Stock. The Committee shall be entitled to rely in reaching its decisions on the advice of counsel (who may be counsel to the Company).

          (c)   Except to the extent prohibited by applicable law or the applicable rules of the NASDAQ National Market System, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

        1.5   Eligibility for Awards. The Committee shall in accordance with Article II designate from time to time the directors, employees, consultants and advisers of the Company who are to be granted Restricted Stock.

        1.6   Effective Date and Duration of Plan. Subject to the approval of the shareholders of the Company at the Company's 2004 annual meeting of its shareholders, the Plan shall become effective on the date of its adoption by the Board of Directors; provided, however, that to the extent that Restricted Stock is granted under the Plan prior to its approval by the shareholders of the Company, the grants of Restricted Stock shall be contingent on approval by the shareholders at such annual meeting. Unless previously terminated by the Board of Directors, the Plan (but not any grants then outstanding or the terms thereof) shall terminate on the tenth anniversary of its adoption by the Board of Directors.

ARTICLE II

Restricted Stock Grants

        2.1   Grant of Restricted Stock. The Committee may from time to time, subject to the provisions of the Plan, grant Restricted Stock to directors, employees, consultants and advisers of the Company under appropriate Restricted Stock Agreements up to the aggregate number of shares of Common Stock set forth in Section 1.3(a). Restricted Stock may be granted pursuant to this Plan with no purchase price or may be sold to a Grantee with a purchase price of less than Fair Market Value. The purchase price, if any, shall be determined by the Committee.

        2.2   Rights with Respect to Shares. A Grantee to whom a grant is made pursuant to this Plan shall have all the rights of ownership with respect to such Restricted Stock, including the right to vote the same and receive any dividends paid thereon, subject, however, to the terms, conditions, and restrictions contained in this Plan and in the applicable Restricted Stock Agreement.

        2.3   Restricted Stock Requirements.

          (a)   A grant of Restricted Stock shall be evidenced by a Restricted Stock Agreement specifying the number of shares of Restricted Stock to be granted and containing such other terms and conditions consistent with the Plan as the Committee may determine to be applicable to that grant of Restricted Stock.

          (b)   No Restricted Stock shall be granted under the Plan on or after the tenth anniversary of the date upon which the Plan was adopted by the Board of Directors.

          (c)   The Committee may provide in the Restricted Stock Agreement for vesting periods which require the passage of time and/or the occurrence of events in order for the Restricted Stock to vest and become no longer subject to forfeiture. The Committee may provide for acceleration of vesting upon events which may include, but are not limited to, death or disability of a Grantee or change in control of the Company or related entities.

          (d)   Prior to vesting, Restricted Stock shall not be transferable other than by will or the laws of descent and distribution, except that shares of Restricted Stock may be transferred if the transfer is approved in advance in writing by the Committee or Board of Directors in their sole discretion and if such transfer is, for no consideration, to or for the benefit of the Grantee's Immediate Family (including, without limitation, to a trust for the benefit of the Grantee's Immediate Family or to a partnership or limited liability company for one or more members of the Grantee's Immediate Family). For this purpose, "Immediate Family" shall mean the Grantee, and the Grantee's spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers and grandchildren. Unless transferred with approval as provided in the preceding sentences, Restricted Stock shall not be transferable prior to vesting.

          (e)   Upon a grant of Restricted Stock, the Company shall deliver to the Grantee a certificate evidencing such shares of stock and such certificate shall be imprinted with an appropriate legend referring to or setting forth the applicable restrictions to which the shares of stock represented by such certificate are subject. Upon the vesting of such shares, the Company shall, at the Grantee's request and upon surrender of the original certificate, provide the Grantee with a new certificate with such legend removed.

          (f)    The Committee may provide in the Restricted Stock Agreement for forfeiture of the Restricted Stock granted to a Grantee pursuant to the Plan upon termination of the Grantee's membership on the Board of Directors, termination of the Grantee's employment with the Company, or nonperformance of performance goals established by the Committee. The Committee may provide for rights of the Company to reacquire such Restricted Stock at the purchase price, if any, originally paid upon the occurrence of any of the events specified in the preceding sentence. In the event that the Committee has provided for forfeiture or reacquisition rights, notwithstanding the provisions of Section 2.3(e), the Committee may require the Grantee to deposit with the Company the certificate together with an executed blank stock power.

          (g)   The Committee may require the Grantee in the Restricted Stock Agreement to represent that he or she intends to acquire Restricted Stock for investment purposes only and not for resale or distribution.

ARTICLE III

General Provisions

        3.1   Adjustment Provisions.

          (a)   In the event of:

              (i)  payment of a stock dividend in respect of Restricted Stock or Common Stock; or

             (ii)  any recapitalization, reclassification, split-up or consolidation of or other change in the Restricted Stock or Common Stock; or

            (iii)  any exchange of the outstanding shares of Restricted Stock or Common Stock in connection with a merger, consolidation or other reorganization of or involving the Company or a sale by the Company of all or a portion of its assets, for a different number or class of shares of stock or other securities of the Company or for shares of the stock or other securities of any other corporation;

then the Committee shall, in such manner as it may determine in its sole discretion, appropriately adjust the number and class of shares of Restricted Stock issued or issuable pursuant to the Plan. Any such adjustments made by the Committee shall be final, conclusive and binding upon all persons, including (but not by way of limitation) the Company, the shareholders and directors of the Company, and any persons having any interest in any Restricted Stock which may be granted under the Plan.

          (b)   Any shares of Restricted Stock received by a Grantee as a result of an adjustment made pursuant to Section 3.1(a) shall have the same status, be subject to the same restrictions and bear the same legend, if any, as the shares of Restricted Stock received pursuant to the original grant.

          (c)   Except as provided above in subparagraph (a) of this Section 3.1, issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class shall not affect the Restricted Stock.

        3.2   Additional Conditions. Any shares of Restricted Stock issued or transferred under any provision of the Plan may be issued or transferred subject to such conditions, in addition to those specifically provided in the Plan, as the Committee or the Company may impose.

        3.3   No Rights to Employment; No Rights to Remain a Director. A grant of Restricted Stock shall not confer upon any Grantee any rights to employment, any rights to remain a director, or any other relationship with the Company (except as set forth herein), including without limitation any right to continue in the employ of the Company, nor affect (i) the right of the Company to terminate the employment or other relationship of the Grantee with the Company at any time with or without cause or (ii) the right of the Board of Directors or the Company's stockholders to remove a Grantee from the Board of Directors.

        3.4   Legal Restrictions. If in the opinion of legal counsel for the Company the issuance or sale of any shares of Restricted Stock would not be lawful for any reason, including (but not by way of limitation) the inability or failure of the Company to obtain from any governmental authority or regulatory body the authority deemed necessary by such counsel for such issuance or sale, the Company shall not be obligated to issue or sell any Restricted Stock to a Grantee or any other authorized person unless the Company receives evidence satisfactory to its legal counsel that the issuance and sale of the shares would not constitute a violation of any applicable securities laws. The Company shall in no event be obligated to take any action which may be required in order to permit, or to remedy or remove any prohibition or limitation on, the issuance or sale of such shares to any Grantee or other authorized person.

        3.5   Rights Unaffected. The existence of Restricted Stock shall not affect: the right or power of the Company and its shareholders to make adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; any issuance of bonds, debentures, preferred or prior preference stocks affecting the Common Stock or the rights thereof; the dissolution or liquidation of the Company, or sale or transfer of any part of its assets or business; or any other corporate act, whether of a similar character or otherwise.

        3.6   Withholding Taxes. As a condition to the grant of Restricted Stock, the Company may in its sole discretion withhold or require the Grantee to pay or reimburse the Company for any taxes which the Company determines are required to be withheld in connection with the grant of Restricted Stock.

        3.7   Choice of Law. The validity, interpretation and administration of the Plan and of any rules, regulations, determinations or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of Georgia. Without limiting the generality of the foregoing, the period within which any action in connection with the Plan must be commenced shall be governed by the laws of the State of Georgia, without regard to the place where the act or omission complained of took place, the residence of any party to such action or the place where the action may be brought or maintained.

        3.8   Amendment, Suspension and Termination of Plan. The Plan may from time to time be terminated, suspended or amended by the Board of Directors in such respects as it may deem advisable.

        3.9   Headings. The headings in this Plan are for convenience only and are not to be used in interpreting the meaning or effect of any provisions hereof.

Appendix C

AMENDED AND RESTATED
CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

I.     Purpose

        The purpose of the Audit Committee of CompuCredit Corporation (the "Company") shall be to assist the Board of Directors (the "Board") in its oversight of:

  •
  The integrity of the Company's financial statements;

  •
  The Company's compliance with legal and regulatory requirements;

  •
  The independent auditor's qualifications and independence; and

  •
  The performance of the Company's internal audit function and independent auditor.

II.    Structure and Operations

Composition and Qualifications

        The Audit Committee shall be comprised of at least three directors designated by the Board, each of whom shall meet the independence and qualification requirements of The Nasdaq Stock Market, Inc. (the "Nasdaq"), Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act"), and the rules and regulations of the Securities and Exchange Commission (the "SEC"). The Audit Committee shall also disclose, in accordance with applicable regulatory requirements, whether any member of the Audit Committee is a "financial expert" as defined by the SEC. No member of the Audit Committee shall serve on more than three public company audit committees.

Appointment and Removal

        The members of the Audit Committee shall be designated by the Board annually and each member shall serve until such member's successor is duly designated or until such member's earlier resignation or removal. Any member of the Audit Committee may be removed, with or without cause, by a majority vote of the Board.

        Unless a Chairperson is designated by the full Board, the members of the Audit Committee shall designate a Chairperson by majority vote of the full Audit Committee membership. The Chairperson will chair all sessions of the Audit Committee and set the agenda for Audit Committee meetings.

Delegation to Subcommittees

        In fulfilling its responsibilities, the Audit Committee may delegate responsibilities to a subcommittee consisting of one or more members of the Audit Committee.

III.  Meetings

        The Audit Committee shall ordinarily meet at least four times annually, or more frequently as circumstances dictate. Any member of the Audit Committee may call meetings of the Audit Committee. The Audit Committee shall meet separately on a periodic basis with each member of management, the head of the internal auditing department and the independent auditor to discuss any matters that should be discussed privately.

        Any director of the Company who is not a member of the Audit Committee may attend meetings of the Audit Committee; provided, however, that any director who is not a member of the Audit Committee may not vote on any matter coming before the Audit Committee for a vote. The Audit Committee also may invite to its meetings any member of management of the Company and such other persons as it deems appropriate in order to carry out its responsibilities. The Audit Committee may meet in executive session, as the Audit Committee deems necessary or appropriate.

IV.    Responsibilities and Duties

        The following functions shall be common recurring activities of the Audit Committee in carrying out its purpose as set forth in Section I of this Charter. These functions should serve as a guide with the understanding that the Audit Committee may carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal or other conditions. The Audit Committee shall also carryout any other responsibilities and duties delegated to it by the Board from time to time related to the purpose of the Audit Committee outlined in Section I of this Charter.

        The Audit Committee, in discharging its oversight role, is empowered to study or investigate any matter of interest or concern within the purpose of the Audit Committee that the Audit Committee deems appropriate or necessary. The Audit Committee shall have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties, and the Company shall provide for appropriate funding, as determined by the Audit Committee for the payment of (a) compensation to the independent auditor(s) engaged for the purpose of preparing or issuing the audit report or performing other audit, review or attest services for the Company, (b) compensation to any independent advisors employed by the Audit Committee and (c) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

        To fulfill its responsibilities and duties, the Audit Committee shall:

Financial Reporting

  (1)
  Review and discuss with management and the independent auditor the annual and quarterly financial statements, including the Company's disclosure under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

  (2)
  Discuss the Company's earnings press releases and financial information and earnings guidance provided to analysts and rating agencies.

  (3)
  Review with the independent auditor (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information under GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (iii) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

  (4)
  Review with management and the independent auditor: (i) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material deficiencies; (ii) analyses prepared by management and the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements and alternative GAAP methods that could have been used; (iii) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; (iv) the type and presentation of information to be included in earnings press releases; and (v) any financial information and earnings guidance provided to analysts and rating agencies.

  (5)
  Review disclosures made to the Committee by the Company's Chief Executive Officer and Chief Financial Officer regarding: (i) any significant deficiencies in the design or operation of internal controls of the Company which could adversely affect the Company's ability to record, process, summarize and report financial data; and (ii) any fraud, material or otherwise, that involves management or other.

  (6)
  Review with the independent auditor any problems or difficulties encountered during the course of the review or audit, including any restrictions on the scope or work or access to required information and management's response.

The Independent Auditor

  (1)
  The Audit Committee shall have the sole responsibility for the appointment (subject, at the discretion of the Board, to shareholder ratification), compensation, retention and oversight of the work of the independent auditor. The Audit Committee shall review the performance of the independent auditor periodically and make determinations regarding the appointment or termination of the independent auditor. The independent auditor shall report directly to the Audit Committee.

  (2)
  Oversee the independence of the auditor by:

  •
  Ensuring that the independent auditors prepare and deliver on an annual basis a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard 1, and reviewing and discussing with the independent auditor, on a periodic basis, any disclosed relationships or services that may impact the objectivity and independence of the auditor.

  •
  Pre-approving all audit and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to and in accordance with Section 10A(i)(1)(B) of the Exchange Act and the Audit Committee's pre-approval policy, as it may be amended from time to time.

  •
  Developing clear hiring policies for employees or former employees of the independent auditor.

Ethical and Legal Compliance/General

  (1)
  Monitor and oversee the Company's code of business conduct and ethics and obtain regular updates from the Office of General Counsel regarding any legal or regulatory matter that could have a significant impact on the financial statements.

  (2)
  Establish procedures for the receipt, retention and treatment of complaints and concerns received by the Company regarding accounting, internal accounting controls, or auditing or related matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  (3)
  Review and approve in advance any proposed "related party" transactions required to be disclosed pursuant to Item 404 of Regulation S-K.

Reports

  (1)
  Prepare the report of the Audit Committee to be included in the Company's annual proxy statement.

  (2)
  Report regularly to the Board (i) following meetings of the Audit Committee, (ii) with respect to such other matters as are relevant to the Audit Committee's discharge of its responsibilities, (iii) with respect to such recommendations as the Audit Committee may deem appropriate, and (iv) the Audit Committee's conclusions with respect to the independent auditor. The report to the Board may take the form of an oral report by the Chairperson or any other member of the Audit Committee designated by the Audit Committee to make such report.

  (3)
  Maintain minutes and other records of meetings and activities of the Audit Committee, as appropriate under applicable law.

V.     Annual Performance Evaluation

        The Audit Committee shall perform a review and evaluation, at least annually, of the performance of the Audit Committee. In addition, the Audit Committee shall review and reassess, at least annually, the adequacy of this Charter and recommend to the Nominating and Corporate Governance Committee any improvements to this Charter that the Audit Committee considers necessary or appropriate. The Audit Committee shall conduct such evaluation and reviews in such manner as it deems appropriate.

COMPUCREDIT CORPORATION
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 5, 2004

        The undersigned hereby revokes all previous proxies, acknowledges receipt of the notice of the 2004 Annual Meeting of Shareholders of CompuCredit Corporation ("CompuCredit") to be held on May 5, 2004 (the "Annual Meeting") and appoints each of David G. Hanna, Richard R. House, Jr. and Rohit H. Kirpalani as a proxy, each with the power to appoint his substitute, and hereby authorizes each of them to exercise at the Annual Meeting, and at any adjournments or postponements thereof, all the votes to which the undersigned is entitled by virtue of the undersigned's record ownership of shares of Common Stock, Series A Preferred Stock and/or Series B Preferred Stock of CompuCredit. The exercise of such votes shall be as set forth herein upon all matters referred to on this proxy card and described in the Proxy Statement for the Annual Meeting, and, in such proxy holder's discretion, upon any other matters which may properly come before the Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder, and in the discretion of the proxy holder as to any other matter that may properly come before the meeting. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED "FOR" ALL NOMINEES LISTED IN PROPOSAL 1, "FOR" PROPOSAL 2 AND "FOR" PROPOSAL 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1, "FOR" PROPOSAL 2 AND "FOR" PROPOSAL 3.

1.
To elect eight directors for terms expiring at the 2005 Annual Meeting of Shareholders.

  Nominees: David G. Hanna, Richard W. Gilbert, Frank J. Hanna, III, Richard R. House, Jr., Gregory J. Corona, Deal W. Hudson, Mack F. Mattingly and Thomas G. Rosencrants.

FOR ALL NOMINEES ☐	WITHHELD FROM ALL NOMINEES ☐	☐
For all nominees except as noted above
2.
To approve and adopt the CompuCredit 2003 Stock Option Plan.

FOR / /	AGAINST / /	ABSTAIN / /

(Continued and to be signed on reverse side)

3.
To approve and adopt the CompuCredit 2004 Restricted Stock Plan.

FOR / /	AGAINST / /	ABSTAIN / /
4.
To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

PLEASE MARK, SIGN, DATE AND RETURN YOUR EXECUTED PROXYCARD TO THE COMPANY PROMPTLY USING THE ENCLOSED ENVELOPE.

Dated:	, 2004
(SEAL)
(SIGNATURE)
(SEAL)
(SIGNATURE)

NOTE: Please sign above exactly as name appears on the Stock Certificate. If stock is held in the name of two or more persons, all must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON WEDNESDAY, MAY 5, 2004
PROXY STATEMENT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON WEDNESDAY, MAY 5, 2004
PROPOSAL ONE: ELECTION OF DIRECTORS
PROPOSAL TWO: APPROVAL OF THE COMPUCREDIT 2003 STOCK OPTION PLAN
PROPOSAL THREE: APPROVAL OF THE COMPUCREDIT 2004 RESTRICTED STOCK PLAN
NEW PLAN BENEFITS
ADDITIONAL INFORMATION
CORPORATE GOVERNANCE
REPORT OF AUDIT COMMITTEE
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
PERFORMANCE GRAPH
EXECUTIVE AND DIRECTOR COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION TABLES
RELATED PARTY TRANSACTIONS
EQUITY COMPENSATION PLAN INFORMATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SHAREHOLDER PROPOSALS AND NOMINATION OF DIRECTOR CANDIDATES
Appendix A CompuCredit Corporation 2003 STOCK OPTION PLAN
Appendix B CompuCredit Corporation 2004 RESTRICTED STOCK PLAN
Appendix C AMENDED AND RESTATED CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS